UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2019

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed on October 11, 2018 in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by TransDigm Group Incorporated, a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger, dated as of October 9, 2018 (as amended, the “Merger Agreement”), with Esterline Technologies Corporation, a Delaware corporation (“Esterline”), and Thunderbird Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”).

On March 14, 2019 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, the merger of Merger Sub with and into Esterline (the “Merger”) was completed. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and Esterline survived the Merger as a wholly owned subsidiary of the Company. The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger.

Item 1.01	Entry into a Material Definitive Agreement

On the Closing Date, TransDigm Inc. (“TransDigm”), a wholly owned subsidiary of the Company, the Company and certain subsidiaries of TransDigm entered into Amendment No. 6 and Incremental Revolving Credit Assumption Agreement (the “Amendment”) to that certain Second Amended and Restated Credit Agreement, dated June 4, 2014 (as amended by Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated June 9, 2016, Amendment No. 2 to the Second Amended and Restated Credit Agreement, dated March 6, 2017, Amendment No. 3 and Incremental Term Loan Assumption Agreement, dated August 22, 2017, Amendment No. 4 and Refinancing Facility Agreement, dated November 30, 2017, the Refinancing Facility Agreement, dated February 22, 2018, Amendment No. 5, Incremental Assumption Agreement and Refinancing Facility Agreement, dated May 30, 2018, and as further amended by the Amendment, the “Credit Agreement”), with Credit Suisse AG, as administrative agent and collateral agent (the “Agent”), and the other agents and lenders named therein. Pursuant to the Amendment, TransDigm, among other things, incurred an additional $160,000,000 of incremental revolving credit commitments under the Credit Agreement and modified the financial covenant for the revolving credit facility.

The lenders and agents or their affiliates under the Amendment have in the past provided, and may in the future provide, advisory and other services to, or engage in transactions with, TransDigm and the Company and receive customary compensation therefor.

The above summary of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

As described in the Introductory Note above, at the Effective Time on the Closing Date, the Company completed its previously announced acquisition of Esterline. As a result of the Merger, Esterline survived as a wholly owned subsidiary of the Company. At the Effective Time, each share of common stock, par value $0.20 per share, of Esterline (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares to be cancelled and (ii) shares underlying Esterline equity awards) was automatically converted into the right to receive $122.50 in cash (the “Merger Consideration”), without any interest and subject to any withholding taxes.

In addition, at the Effective Time, (i) all Esterline stock options (other than options under Esterline’s ShareSave Scheme) outstanding immediately prior to the Effective Time were deemed to be fully vested and were cancelled and converted into the right to receive a cash payment, without interest, equal to the excess (if any) of the Merger Consideration over the per-share exercise price of such stock options, (ii) all Esterline restricted stock units that vest solely on the basis of time outstanding immediately prior to the Effective Time were deemed to be fully vested and were cancelled and converted into the right to receive the Merger Consideration, without interest, (iii) all Esterline performance stock units and restricted stock units that vest (in whole or in part) on the basis of the achievement of performance targets outstanding immediately prior to the Effective Time were deemed vested at the applicable target level of achievement with proration and were converted into the right to receive the Merger Consideration, without interest, and (iv) all Esterline stock options under Esterline’s ShareSave Scheme outstanding immediately prior to the Effective Time were deemed to be fully vested and were converted into the right to receive a cash payment, without interest, equal to the product of (a) the excess (if any) of the Merger Consideration over the per-share exercise price of such options and (b) the quotient obtained by dividing the accumulated amount in the applicable participants’ Esterline ShareSave Scheme savings account immediately prior to the Effective Time by the per-share exercise price of such options.

The transaction is valued at approximately $4.0 billion in total consideration, including the assumption of debt.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibits 2.1 and 2.2 to the Current Report on Form 8-K filed by the Company with the SEC on October 11, 2018 and the terms of which are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

The Company issued a press release regarding the closing of the Merger. A copy of the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to Item 7.01.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The financial statements required by this Item are not being filed with this Current Report on Form 8-K. Such financial statements will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information
The pro forma financial information required by this Item is not being filed with this Current Report on Form 8-K. Such pro forma financial information will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits

Exhibit	Description
2.1*
Agreement and Plan of Merger, dated as of October 9, by and among Esterline Technologies Corporation, TransDigm Group Incorporated and Thunderbird Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2018)

2.2
First Amendment to Agreement and Plan of Merger, dated as of October 10, by and among Esterline Technologies Corporation, TransDigm Group Incorporated and Thunderbird Merger Sub Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2018)

10.1
Amendment No. 6 and Incremental Revolving Credit Assumption Agreement, dated as of March 14, 2019, to the Second Amended and Restated Credit Agreement, dated as of June 4, 2014, among TransDigm Inc., TransDigm Group Incorporated, each subsidiary of TransDigm Inc. party thereto, the lenders party thereto, and Credit Suisse AG, as administrative agent and collateral agent for the lenders.

99.1	Joint Press Release dated March 14, 2019.

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger have been omitted and will be furnished supplementally to the SEC upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Halle Fine Terrion
Halle Fine Terrion
General Counsel, Chief Compliance Officer and Secretary

Date: March 14, 2019

Exhibit Index

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of October 9, by and among Esterline Technologies Corporation, TransDigm Group Incorporated and Thunderbird Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2018).

2.2
First Amendment to Agreement and Plan of Merger, dated as of October 10, by and among Esterline Technologies Corporation, TransDigm Group Incorporated and Thunderbird Merger Sub Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2018).

10.1
Amendment No. 6 and Incremental Revolving Credit Assumption Agreement, dated as of March 14, 2019, to the Second Amended and Restated Credit Agreement, dated as of June 4, 2014, among TransDigm Inc., TransDigm Group Incorporated, each subsidiary of TransDigm Inc. party thereto, the lenders party thereto, and Credit Suisse AG, as administrative agent and collateral agent for the lenders.

99.1	Joint Press Release dated March 14, 2019.

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger have been omitted and will be furnished supplementally to the SEC upon request by SEC.